3Q23 Earnings Presentation Exhibit 99.2

2 Forward-Looking Statements Forward-Looking Statements This communication contains forward-looking statements within the meaning of the U.S. federal securities laws. Forward-looking statements include, without limitation, statements concerning plans, estimates, calculations, forecasts and projections with respect to the anticipated future performance of the Company. These statements are often, but not always, made through the use of words or phrases such as ‘‘may’’, ‘‘might’’, ‘‘should’’, ‘‘could’’, ‘‘predict’’, ‘‘potential’’, ‘‘believe’’, ‘‘expect’’, ‘‘continue’’, ‘‘will’’, ‘‘anticipate’’, ‘‘seek’’, ‘‘estimate’’, ‘‘intend’’, ‘‘plan’’, ‘‘projection’’, ‘‘would’’, ‘‘annualized’’, “target” and ‘‘outlook’’, or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. Forward-looking statements involve estimates and known and unknown risks, and reflect various assumptions and involve elements of subjective judgement and analysis, which may or may not prove to be correct, and which are subject to uncertainties and contingencies outside the control of Byline and its respective affiliates, directors, employees and other representatives, which could cause actual results to differ materially from those presented in this communication. No representations, warranties or guarantees are or will be made by Byline as to the reliability, accuracy or completeness of any forward-looking statements contained in this communication or that such forward-looking statements are or will remain based on reasonable assumptions. You should not place undue reliance on any forward-looking statements contained in this communication. Certain risks and important factors that could affect Byline’s future results are identified in our Annual Report on Form 10-K and other reports we file with the Securities and Exchange Commission, including among other things under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2022. Any forward-looking statement speaks only as of the date on which it is made, and Byline undertakes no obligation to update any forward-looking statement, whether to reflect events or circumstances after the date on which the statement is made, to reflect new information or the occurrence of unanticipated events, or otherwise unless required under the federal securities laws. Due to rounding, numbers presented throughout this document may not add up precisely to the totals provided and percentages may not precisely reflect the absolute figures. Current Expected Credit Loss (“CECL”) Adoption On December 31, 2022, the Company adopted CECL and applied it retrospectively to the period beginning January 1, 2022 using the modified retrospective method of accounting. Results for reporting periods beginning after September 30, 2022 are presented under the new standard, while prior quarters previously reported are recast as if the new standard had been applied since January 1, 2022.

Third Quarter 2023 Highlights

Net Income		Diluted EPS		PTPP ROAA[1]	
$28.2 million	$33.3 million	$0.65	$0.77	2.16%	2.46%
Reported	Adjusted[1]	Reported	Adjusted[1]	Reported	Adjusted

Efficiency Ratio		ROAA		ROTCE[1]	
53.75%	47.35%	1.30%	1.53%	16.15%	18.95%
Reported	Adjusted[1]	Reported	Adjusted[1]	Reported	Adjusted

Inland Bancorp Acquisition

- ✓ Closed transaction and successfully completed core system conversion and integration during 3Q23
  - ✓ Added ~$1.0 billion in total deposits
  - ✓ Converted over 21,000 deposit accounts
  - ✓ Transitioned ~6,500 consumer and business customers to Byline Bank digital banking platforms
  - ✓ Added ~$800 million in total loans
- ✓ Achieved employee retention targets
- ✓ On track to deliver against targeted cost savings

Strong Financial Performance

- GAAP EPS of $0.65; adjusted EPS[1] of $0.77
  - 3Q23 earnings impacted by $6.4 million of merger-related expenses
- Record Pre-Tax Pre-Provision income[1] of $46.9 million; Pre-Tax Pre-Provision ROAA[1] of 2.16%
- Revenue of $104.8 million, up 16% LQ & 30% YoY → Net interest income of $92.5 million, up 21% LQ & 35% YoY
  - Net interest margin (FTE)[1] of 4.47%
    - Loan yields expanded 50 bps | Deposit costs increased 43 bps | Securities yields[2] expanded 39 bps
- Disciplined expense management with adjusted operating expenses[1]: $51.2 million
  - Adj. efficiency ratio[1]: 47.35% | Adj. NIE/AA[1]: 2.35%, down 25 bps LQ & 21 bps YoY
- Credit quality, post-merger, remained stable: ACL as a percent of loans and leases of 1.60%, down QoQ

(1) Represents a non-GAAP financial measure. See “Non-GAAP Reconciliation” in the appendix.
(2) Represents total securities.

Byline Bancorp, Inc. | 3 |

Loan and Lease Trends ($ in millions) Total Loans & Leases and Average Yield Portfolio Composition Total loans and leases were $6.6 billion at 3Q23, an increase of $1.0 billion from the end of the prior quarter Originated $310.9 million in new loans, net of loan sales in 3Q23 Production driven by commercial and lease originations of $171.3 million and $86.5 million, respectively Payoff activity decreased by $71.6 million from 2Q23 Cumulative Loan Beta(1): 41% Highlights Utilization Rates 55% LTM Average Originations and Payoffs Cumulative Beta excluding loan accretion is calculated as the change in yield on loans and leases from 4Q21 to 3Q23 divided by the change in average Fed Funds from 4Q21 to 3Q23. 4

(1) $ Balance % of Portfolio Unguaranteed $380.2 5.7% Guaranteed 81.5 1.2% Total SBA 7(a) Loans $461.7 7.0% Unguaranteed $37.0 0.6% Guaranteed 28.3 0.4% Total USDA Loans $65.3 1.0% Unguaranteed Loan Portfolio by Industry A leading SBA 7(a) lender for Government Fiscal Year 2023 #5 SBA 7(a) lender in the United States #1 SBA 7(a) and 504 lender in Illinois Closed $113.4 million in loan commitments in 3Q23 SBA 7(a) portfolio $461.7 million, down $10.9 million from 2Q23 ACL/Unguaranteed loan balance ~8.1% $1.7 billion in serviced government guaranteed loans for investors in 3Q23 Government-Guaranteed Lending ($ in millions) On Balance Sheet SBA 7(a) & USDA Loans Total SBC Closed Loan Commitments Highlights Represents sectors with less than 5% of the total portfolio. 5

Cost of Interest Bearing Deposits Total deposits increased $1.0 billion to $7.0 billion Deposits excluding the acquisition increased $74.4 million, or 5.8% annualized Commercial deposits accounted for 47.7% of total deposits and represent 76.8% of all non-interest-bearing deposits Cost of deposits increased 43 bps in 3Q23, due to rate increases and mix changes Cumulative total deposit beta remains low at ~39% since the beginning of the current tightening cycle Deposit Trends ($ in millions) Deposit Composition Highlights Average Non-Interest Bearing Deposits Deposit Beta(1) Interest-Bearing Deposits: 55% Total Deposits: 39% 6 Beta calculation is based on change in deposit cost divided by change in Fed Funds from 4Q21 to 3Q23.

Net interest income was $92.5 million, up 21.4% from 2Q23 Net interest margin increased 14 basis points from 2Q23 to 4.46% Loan and lease yield of 7.68%, up 50 basis points from 2Q23 Interest Rate Sensitivity Added $100 million in notional forward starting cash flow hedges: Receive-fixed: rate of 7.15%; WAM ~3.4 years, with start dates in 2024 $50 million in notional cash flow hedges went effective in 3Q23 Pay-fixed: rate of 1.52%; WAM ~3.4 years NIM Bridge Net Interest Income and Net Interest Margin Trends ($ in millions) Net Interest Income Highlights NIM, Yields, and Costs 7 Repricing Mix 0.03%

Government Guaranteed Loan Sales $101.6 million of guaranteed loans sold in 3Q23 Loans held for sale decreased to $7.3 million in 3Q23 Non-interest income was $12.4 million, a decrease of $1.9 million from 2Q23 $3.6 million FV mark on loan servicing asset charge due to higher discount rates and increased prepayments Non-interest income remained stable QoQ, excluding FV mark on loan servicing asset Volume Sold and Average Net Premiums Non-Interest Income Trends ($ in millions) Total Non-Interest Income Highlights Net Gains on Sales of Loans 8 (1) Other includes net servicing losses for 4Q22 and 3Q23.

(1) Non-interest expenses increased to $57.9 million from $49.3 million in 2Q23, primarily due to merger-related expenses $5.3 million in higher salaries and employee benefits $2.2 million increase in data processing Excluding significant items of $6.7 million, adjusted non-interest expense(1) stood at $51.2 million; adjusted efficiency ratio(1): 47.35% Disciplined expense management with adjusted NIE/AA(1): 2.35%, down 25 bps LQ & 21 bps YoY Efficiency Ratio Non-Interest Expense Trends ($ in millions) Non-Interest Expense Highlights Non-Interest Expense Bridge 9 Represents a non-GAAP financial measure. See “Non-GAAP Reconciliation” in the appendix. ($0.7) ($0.7) $4.9 $3.0 $0.8 $0.9 $0.4 $49.3 $57.9

Note: Delinquencies represent accruing loans and leases past due 30 days or more. Delinquencies to Total Loans and Leases represent delinquencies divided by period end loans and leases. Delinquencies Asset Quality Trends ($ in millions) Net Charge-offs NPLs / Total Loans & Leases 10 Allowance for Credit Losses (ACL) 0.73% 0.56%

Median: 62% Percent of Insured Deposits(2) Liquidity Position Strong Liquidity and Securities Portfolio Cash and cash equivalents of $428.9 million $1.2 billion investment portfolio (~99.3% AFS) $1.7 billion of available borrowing capacity Liquidity coverage of uninsured deposits ~108% as of quarter end Loans/Deposits ratio: 95.2% Uninsured Deposits stood at 26.1% and trends well below all peer bank averages % of Uninsured Deposits Industry Comparisons(1) >$500B $250B - $500B $100B - $250B $50B - $100B $10B - $50B $1B - $10B Median 41.0% 32.3% 38.9% 38.3% 36.1% 30.6% Byline Bank 26.1% 26.1% 26.1% 26.1% 26.1% 26.1% 11 Source: SNL Financial, and company filings. Financial data as of quarter ended June 30, 2023 or most recent available. Source: Company’s 2Q23 Form 10-Q | Calculation: (total deposits uninsured deposits) / total consolidated deposits | Byline 2023 Proxy Peer Group. Represents a non-GAAP financial measure. See “Non-GAAP Reconciliation” in the appendix. AFS Portfolio by Type HTM portfolio of $1.2 million ($24,000 in unrealized losses) Securities portfolio duration: 5.1 years; net of hedges: ~4.5 years Securities portfolio annual cash flow: ~$194 million Total securities yield of 2.48%, up 39 basis points from 2Q23 AOCI / TCE(3): ~19.9% Highlights

(2) (1) Return on Average Tangible Common Equity Strong Capital Position Capital Ratios 12 As reported prior to CECL adoption. Represents a non-GAAP financial measure. See “Non-GAAP Reconciliation” in the appendix. Strong Capital Base Common Equity Tier 1 Capital Priorities: TCE operating target range is between 8% and 9%: currently at 8.18% $920 million total stockholders’ equity $450 million of balance sheet hedges to protect market value risk 1. Fund Organic Growth 2. Dividend 3. M&A 4. Buyback

Our Strategy Remains Consistent 13 Maintain Balance Sheet Strength Continue to Invest in the Business Capitalize on Market Opportunities Deliver Strong Financial Results Grow our Commercial Client Franchise 1 2 3 4 5 Leverage our Capabilities 6 Differentiated approach to grow loans and deposits organically in targeted market segments Maintain a strong balance sheet, ample capital flexibility and strong asset quality Continue to invest in digital capabilities to improve the customer experience and gain operational efficiencies Attract high quality talent to the organization and pursue opportunistic M&A opportunities Generate consistently strong financial results for our stockholders Leverage all our capabilities to deepen share of wallet and acquire new customers

3Q23 Earnings Presentation Appendix

Granular Deposit Base 15 Consumer Deposits, $3.1 billion Commercial Deposits, $2.8 billion ~74% of Total Deposits are FDIC Insured …with limited concentration and granular customer base providing a stable source of funding Consumer Deposits(1) $3.8 billion at 9/30/23 Granular Deposit Base ~$28,000 Average Account Balance Customer Base ~123,000 Consumer Accounts Total Franchise 48 Branches Commercial Deposits $3.2 billion at 9/30/23 Granular Deposit Base ~$120,000 Average Account Balance Customer Base ~26,000 Commercial Accounts Consumer Deposits, $3.8 billion Commercial Deposits, $3.2 billion Uninsured 7% d Total Deposits $7.0 Billion as of 9/30/23 Core banking footprint in key urban MSAs in Wisconsin and a broad footprint in Chicago, IL A strength of our franchise is our well diversified deposit base… Excludes brokered deposits.

CRE Portfolio: NOO Office Represents 3.4% of Total Loans 16 Non-Owner Occupied Commercial Real Estate Portfolio d Total Loans & Leases $6.6 Billion as of 9/30/23 ($ in millions) 9/30/23 Multi-family $555.8 8.4% Industrial / Warehouse 545.9 8.3% Retail 252.6 3.8% Office 227.7 3.4% Mixed Use 55.4 0.8% Senior Housing / Healthcare 50.7 0.8% Hotel / Motel 24.2 0.4% Other 246.7 3.7% Total $1,959.2 29.6% % of Total Loans Note: Non-Owner Occupied CRE Portfolio includes construction, land, multi-family and non-owner occupied (NOO).

9/30/23 6/30/23 Avg. Commitment $3.4 million $3.6 million ACL % 2.8% 1.6% NCO %(1) 0.95% 0.36% 30+ DLQ % Ex. PCD Loans 9.8% 3.3% 0.0% n/a NPL % Ex. PCD Loans 4.5% 2.1% 2.7% n/a Criticized % Ex. PCD Loans 17% 7% 7% n/a Office CRE Portfolio: Diversified Tenants and Markets NCOs / Average loans represents net charge-offs to average loans for the last twelve-month period. Tenant Classification ($ in millions) 9/30/23 Illinois $141.4 North Carolina 26.0 Wisconsin 14.4 New Jersey 11.0 Ohio 10.7 Florida 10.5 Iowa 5.4 Minnesota 3.1 New Mexico 2.3 West Virginia 1.1 Michigan 1.0 Tennessee 0.8 Total Office $227.7 CRE Office: Geographic Mix by State Office Portfolio Metrics Office Portfolio Market Type 17

Projected Acquisition Accounting Accretion Projections are updated quarterly, assumes no prepayments and are subject to change. 18 Projected Accretion(1) ($ in millions)

Financial Summary

(dollars in thousands, except per share data)	As of or For the Three Months Ended September 30, 2023	June 30, 2023	Recast September 30, 2022
Income Statement			
Net interest income	$ 92,452	$ 76,166	$ 68,635
Provision for credit losses	8,803	5,790	7,208
Non-interest income	12,376	14,291	12,043
Non-interest expense	57,891	49,328	46,041
Income before provision for income taxes	38,134	35,339	27,429
Provision for income taxes	9,912	9,232	7,020
Net income	28,222	26,107	20,409
Diluted earnings per common share[(1)]	$ 0.65	$ 0.70	$ 0.55
Balance Sheet			
Total loans and leases HFI	$ 6,613,303	$ 5,570,517	$ 5,275,126
Total deposits	6,953,690	5,917,092	5,612,456
Tangible common equity[(1)]	714,917	657,965	575,321
Balance Sheet Metrics			
Loans and leases / total deposits	95.21%	94.58%	94.59%
Tangible common equity / tangible assets[(1)]	8.18%	8.87%	8.10%
Key Performance Ratios			
Net interest margin	4.46%	4.32%	4.03%
Efficiency ratio	53.75%	52.92%	55.07%
Adjusted efficiency ratio[(1)]	47.35%	51.39%	55.07%
Non-interest income to total revenues	11.81%	15.80%	14.93%
Non-interest expense to average assets	2.66%	2.67%	2.56%
Return on average assets	1.30%	1.41%	1.13%
Adjusted return on average assets[(1)]	1.53%	1.48%	1.13%
Pre-tax pre-provision return on average assets [(1)]	2.16%	2.23%	1.93%
Dividend payout ratio on common stock	13.85%	12.86%	16.36%
Tangible book value per common share[(1)]	$ 16.35	$ 17.43	$ 15.36

(1) Represents a non-GAAP financial measure. See "Non-GAAP Reconciliation" in the appendix.

Byline Bancorp, Inc. | 19

Non-GAAP Reconciliation 20 As of or For the Three Months Ended         Recast (dollars in thousands, except per share data) September 30, 2023 June 30, 2023 September 30, 2022 Net income and earnings per share excluding significant items Reported Net Income $ 28,222 $ 26,107 $ 20,409 Significant items: Impairment charges on ROU asset 394 — — Merger-related expenses 6,307 1,391 — Tax benefit (1,617) (230) — Adjusted Net Income   $ 33,306   $ 27,268   $ 20,409 Reported Diluted Earnings per Share $ 0.65 $ 0.70 $ 0.55 Significant items: Impairment charges on ROU asset 0.01 — — Merger-related expenses 0.15 0.04 — Tax benefit (0.04) (0.01) — Adjusted Diluted Earnings per Share   $ 0.77   $ 0.73   $ 0.55

Non-GAAP Reconciliation (continued) 21 As of or For the Three Months Ended         Recast (dollars in thousands) September 30, 2023 June 30, 2023 September 30, 2022 Adjusted non-interest expense: Non-interest expense $ 57,891 $ 49,328 $ 46,041 Less: Significant items Impairment charges on ROU asset 394 — — Merger-related expenses 6,307 1,391 — Adjusted non-interest expense   $ 51,190   $ 47,937   $ 46,041 Adjusted non-interest expense ex. amortization of intangible assets: Adjusted non-interest expense $ 51,190 $ 47,937 $ 46,041 Less: Amortization of intangible assets 1,551 1,455 1,611 Adjusted non-interest expense ex. amortization of intangible assets   $ 49,639   $ 46,482   $ 44,430 Pre-tax pre-provision net income: Pre-tax income $ 38,134 $ 35,339 $ 27,429 Add: Provision for loan and lease losses 8,803 5,790 7,208 Pre-tax pre-provision net income   $ 46,937   $ 41,129   $ 34,637 Adjusted pre-tax pre-provision net income: Pre-tax pre-provision net income $ 46,937 $ 41,129 $ 34,637 Add: Impairment charges on ROU asset 394 — — Add: Merger-related expenses 6,307 1,391 — Adjusted pre-tax pre-provision net income   $ 53,638   $ 42,520   $ 34,637 Tax Equivalent Net Interest Income Net interest income $ 92,452 $ 76,166 $ 68,635 Add: Tax-equivalent adjustment 248 207 228 Net interest income, fully taxable equivalent   $ 92,700   $ 76,373   $ 68,863 Total revenues: Net interest income $ 92,452 $ 76,166 $ 68,635 Add: Non-interest income 12,376 14,291 12,043 Total revenues   $ 104,828   $ 90,457   $ 80,678

Non-GAAP Reconciliation (continued) 22 As of or For the Three Months Ended         Recast (dollars in thousands) September 30, 2023 June 30, 2023 September 30, 2022 Tangible common stockholders' equity: Total stockholders' equity $ 919,945 $ 813,942 $ 735,805 Less: Goodwill and other intangibles 205,028 155,977 160,484 Tangible common stockholders' equity   $ 714,917   $ 657,965   $ 575,321 Tangible assets: Total assets $ 8,943,368 $ 7,575,690 $ 7,267,277 Less: Goodwill and other intangibles 205,028 155,977 160,484 Tangible assets   $ 8,738,340   $ 7,419,713   $ 7,106,793 Tangible assets, excluding accumulated other comprehensive loss: Tangible assets $ 8,738,340 $ 7,419,713 $ 7,106,793 Less: Accumulated other comprehensive loss (142,159) (114,862) (124,898) Tangible assets, excluding accumulated other comprehensive loss:   $ 8,880,499   $ 7,534,575   $ 7,231,691 Tangible common stockholders' equity, excluding accumulated other comprehensive loss Tangible common stockholders' equity $ 714,917 $ 657,965 $ 575,321 Less: Accumulated other comprehensive loss (142,159) (114,862) (124,898) Tangible common stockholders' equity, excluding accumulated other comprehensive loss   $ 857,076   $ 772,827   $ 700,219 Average tangible common stockholders' equity: Average total stockholders' equity $ 924,278 $ 806,272 $ 765,821 Less: Average goodwill and other intangibles 202,978 156,766 161,292 Average tangible common stockholders' equity   $ 721,300   $ 649,506   $ 604,529 Average tangible assets: Average total assets $ 8,634,345 $ 7,403,899 $ 7,137,472 Less: Average goodwill and other intangibles 202,978 156,766 161,292 Average tangible assets   $ 8,431,367   $ 7,247,133   $ 6,976,180 Tangible net income available to common stockholders: Net income available to common stockholders $ 28,222 $ 26,107 $ 20,409 Add: After-tax intangible asset amortization 1,137 1,067 1,181 Tangible net income available to common stockholders   $ 29,359   $ 27,174   $ 21,590 Adjusted tangible net income available to common stockholders: Tangible net income available to common stockholders $ 29,359 $ 27,174 $ 21,590 Impairment charges on ROU asset 394 — — Merger-related expenses 6,307 1,391 — Tax benefit on significant items (1,617) (230) — Adjusted tangible net income available to common stockholders   $ 34,443   $ 28,335   $ 21,590

Non-GAAP Reconciliation (continued) 23 As of or For the Three Months Ended         Recast (dollars in thousands, except share and per share data, ratios annualized, where applicable) September 30, 2023 June 30, 2023 September 30, 2022 Pre-tax pre-provision return on average assets: Pre-tax pre-provision net income $ 46,937 $ 41,129 $ 34,637 Average total assets 8,634,345 7,403,899 7,137,472 Pre-tax pre-provision return on average assets   2.16%   2.23%   1.93% Adjusted pre-tax pre-provision return on average assets: Adjusted pre-tax pre-provision net income $ 53,638 $ 42,520 $ 34,637 Average total assets 8,634,345 7,403,899 7,137,472 Adjusted pre-tax pre-provision return on average assets   2.46%   2.30%   1.93% Net interest margin, fully taxable equivalent Net interest income, fully taxable equivalent $ 92,700 $ 76,373 $ 68,863 Total average interest-earning assets 8,220,678 7,072,581 6,763,916 Net interest margin, fully taxable equivalent   4.47%   4.33%   4.04% Non-interest income to total revenues: Non-interest income $ 12,376 $ 14,291 $ 12,043 Total revenues 104,828 90,457 80,678 Non-interest income to total revenues   11.81%   15.80%   14.93% Adjusted non-interest expense to average assets: Adjusted non-interest expense $ 51,190 $ 47,937 $ 46,041 Average total assets 8,634,345 7,403,899 7,137,472 Adjusted non-interest expense to average assets   2.35%   2.60%   2.56% Adjusted efficiency ratio: Adjusted non-interest expense excluding amortization of intangible assets $ 49,639 $ 46,482 $ 44,430 Total revenues 104,828 90,457 80,678 Adjusted efficiency ratio   47.35%   51.39%   55.07% Adjusted return on average assets: Adjusted net income $ 33,306 $ 27,268 $ 20,409 Average total assets 8,634,345 7,403,899 7,137,472 Adjusted return on average assets   1.53%   1.48%   1.13% Adjusted return on average stockholders' equity: Adjusted net income $ 33,306 $ 27,268 $ 20,409 Average stockholders' equity 924,278 806,272 765,821 Adjusted return on average stockholders' equity   14.30%   13.56%   10.57%

Non-GAAP Reconciliation (continued) 24 As of or For the Three Months Ended         Recast September 30, 2023 June 30, 2023 September 30, 2022 Tangible common equity to tangible assets: Tangible common equity $ 714,917 $ 657,965 $ 575,321 Tangible assets 8,738,340 7,419,713 7,106,793 Tangible common equity to tangible assets   8.18%   8.87%   8.10% Tangible common stockholders' equity, excluding accumulated other comprehensive loss to tangible assets, excluding accumulated other comprehensive loss Tangible common stockholders' equity, excluding accumulated other comprehensive loss $ 857,076 $ 772,827 $ 700,219 Tangible assets, excluding accumulated other comprehensive loss: 8,880,499 7,534,575 7,231,691 Tangible common stockholders' equity, excluding accumulated other comprehensive loss to tangible assets, excluding accumulated other comprehensive loss   9.65%   10.26%   9.68% Return on average tangible common stockholders' equity: Tangible net income available to common stockholders $ 29,359 $ 27,174 $ 21,590 Average tangible common stockholders' equity 721,300 649,506 604,529 Return on average tangible common stockholders' equity   16.15%   16.78%   14.17% Adjusted return on average tangible common stockholders' equity: Adjusted tangible net income available to common stockholders $ 34,443 $ 28,335 $ 21,590 Average tangible common stockholders' equity 721,300 649,506 604,529 Adjusted return on average tangible common stockholders' equity   18.95%   17.50%   14.17% Tangible book value per share: Tangible common equity $ 714,917 $ 657,965 $ 575,321 Common shares outstanding 43,719,203 37,752,002 37,465,902 Tangible book value per share   $ 16.35   $ 17.43   $ 15.36 Accumulated other comprehensive loss to tangible common equity: Accumulated other comprehensive loss $ 142,159 $ 114,862 $ 124,898 Tangible common equity 714,917 657,965 575,321 Accumulated other comprehensive loss to tangible common equity   19.9%   17.5%   21.7%